UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

Horizon Pharma Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Closing of Senior Notes Offering

On April 29, 2015, Horizon Pharma Financing, Inc. (the “Issuer”), a wholly-owned subsidiary of Horizon Pharma plc (the “Company”), completed its previously-announced private placement of $475 million aggregate principal amount of 6.625% Senior Notes due 2023 to several investment banks acting as initial purchasers (collectively, the “Initial Purchasers”) who subsequently resold the notes to qualified institutional buyers as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) and in offshore transactions to non-U.S. Persons. The sale of the notes to the Initial Purchasers was conducted in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and the initial resale of the notes to qualified institutional buyers was conducted in reliance on the exemption from registration provided by Rule 144A and Regulation S under the Securities Act.

The Company expects to use the net proceeds from the offering of notes and borrowings under a proposed new term loan facility of $400 million to fund a portion of its planned acquisition of Hyperion Therapeutics, Inc. (“Hyperion”), repay the outstanding amounts under the Company’s existing $300 million credit facility and Hyperion’s existing credit facility, and pay any prepayment premiums, fees and expenses in connection with the foregoing.

The proceeds from the offering of the notes are being held in escrow pending release in connection with the closing of the Hyperion acquisition. In connection with the closing of the offering, the Issuer entered into an escrow agreement with U.S. Bank National Association, and deposited into an escrow account the gross proceeds from the note offering, plus an additional $13.6 million of cash that, when taken together with the gross proceeds of the offering, may be used to fund a special mandatory redemption of the notes. The description of the escrow account and the terms upon which the escrowed funds may be released, the anticipated assumption of the obligations of the Issuer under the notes by Horizon Pharma, Inc. and the anticipated guarantee of the note obligations by the Company and certain of its subsidiaries is incorporated herein by reference to the Company’s Current Report on Form 8-K, filed on April 24, 2015.

The Notes and the Indenture

The description of the notes is incorporated herein by reference to the Company’s Current Report on Form 8-K, filed on April 24, 2015. The notes were issued pursuant to an Indenture, dated as of April 29, 2015 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee. The Indenture contains covenants that, from and after the date of that the escrowed funds are released in connection with the closing of the Hyperion acquisition, will limit the ability of the Company and certain of its subsidiaries to, among other things:

•	pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments;

•	incur additional debt and issue certain preferred stock;

•	incur liens on assets;

•	engage in certain asset sales;

•	merge, consolidate with or merge or sell all or substantially all of their assets;

•	enter into transactions with affiliates;

•	designate subsidiaries as unrestricted subsidiaries; and

•	allow to exist certain restrictions on the ability of restricted subsidiaries to pay dividends or make other payments to the Company.

Certain of the covenants will be suspended during any period in which the notes receive investment grade ratings.

The Indenture also provides for certain events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes to be declared immediately due and payable. The following constitute events of default under the Indenture:

•	default for 30 days in the payment when due of interest on the notes;

•	default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on the notes;

•	failure by the Company or certain of its subsidiaries to comply with any of the other agreements in the Indenture (other than a failure to pay interest or principal) for 60 days after receipt of written notice of such failure;

•	one or more defaults shall have occurred under any of the agreements, indenture or instruments under which the Company or certain of its subsidiaries have outstanding debt in excess of $50.0 million, individually or in the aggregate, and either (a) such default results from the failure to pay such debt when due and the default has not been cured or the debt repaid in full within 60 days of the default or (b) the default or defaults have resulted in the acceleration of the maturity of such debt and such acceleration has not been rescinded or such debt repaid in full within 60 days of the acceleration;

•	one or more final and nonappealable judgments or orders that exceed $50.0 million in the aggregate (net of amounts covered by insurance or bonded) for the payment of money have been entered by a court or courts of competent jurisdiction against the Company or certain of its subsidiaries and the judgment or judgments are not satisfied, stayed, annulled or rescinded for 60 days;

•	any guarantee by the Company or certain of its subsidiaries shall for any reason cease to be, or shall for any reason be held in any judicial proceeding not to be, or asserted in writing not to be, in full force and effect and enforceable in accordance with its terms, and any such default continues for 10 days;

•	certain events of bankruptcy or insolvency with respect to the Company or certain of its subsidiaries; and

•	failure by the Issuer to consummate the special mandatory redemption when required.

The foregoing description of the Indenture and the notes is not intended to be complete and is qualified in its entirety by reference to the Indenture and the form of note, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture dated as of March 13, 2015 by and between Horizon Pharma Public Limited Company, Horizon Pharma Investment Limited and U.S. Bank National Association, as trustee.

4.2	Form of 6.625% Senior Note due 2023 (included in Exhibit 4.1).

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including statements related to the offering of the notes, the terms under which the proceeds from the notes will be released from escrow, the timing of events related to the offering of the notes, the intended use of net proceeds of the offering, and the potential closing of the Company’s acquisition of Hyperion. Such statements are subject to certain risks and uncertainties including, without limitation, risks related to market and other general economic conditions, whether and when the Company will complete the proposed acquisition of Hyperion, whether the conditions required to release the proceeds of the notes to the Company will be satisfied, and the possibility that changes in circumstances could cause the Company to use the net proceeds of the notes for purposes other than those described herein. The Company’s forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning the Company are described in additional detail in the Company’s annual report on Form 10-K for the year ended December 31, 2014, and its subsequent filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2015	HORIZON PHARMA PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

4.1	Indenture dated as of April 29, 2015 by and between Horizon Pharma Finance, Inc. and U.S. Bank National Association, as trustee.

4.2	Form of 6.625% Senior Note due 2023 (included in Exhibit 4.1).